June 7, 2023

BNY MELLON FUNDS TRUST

-BNY Mellon Focused Equity Opportunities Fund

Supplement to Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Funds Trust (the "Trust") has approved the liquidation of BNY Mellon Focused Equity Opportunities Fund (the "Fund"), a series of the Trust, effective on or about August 7, 2023 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about July 10, 2023 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. ("BNYM Adviser") in the case of BNYM Adviser-sponsored retirement plans, or BNY Mellon Wealth Management ("BNYM WM"), in the case of BNYM WM-sponsored retirement plans, and has established the Fund as an investment option in the plan before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after July 28, 2023. However, subsequent investments made by BNYM WM-sponsored Individual Retirement Accounts ("IRAs") and BNYM WM-sponsored retirement plans (together, "BNYM WM Retirement Plans") and BNYM Adviser-sponsored IRAs and BNYM Adviser-sponsored retirement plans (together, "BNYM Adviser Retirement Plans"), if any, pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after July 28, 2023.

Fund shares held on the Liquidation Date in BNYM WM Retirement Plans will be reallocated to other previously approved investment vehicles designated in plan documents as determined by BNYM WM and/or a client's trustee or other fiduciary, where required, within BNYM WM's investment discretion should the consent of a client's third-party fiduciary not be obtained prior to the Liquidation Date. Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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